UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 10, 2022

ANKAM INC.

(Exact name of registrant as specified in its charter)

NV	333-255392	61-1900749
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)

Georgii Salbiev

5348 Vegas Drive, Las Vegas, NV, 89108

+995-599420389

mainoffice@ankam.net

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ( ) Non-accelerated Filer (X) Accelerated filer ( ) Smaller reporting company (X)

(Do not check if a smaller reporting company)

Emerging Growth Company (X)

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ( )

Item 5.01 Changes in Control of Registrant.

On May 10, 2022, Bakur Kalichava entered into a stock purchase agreement for the acquisition of an aggregate of 3,250,000 shares of Common Stock of the Company. The Purchase Agreement was fully executed and delivered, and the transaction was consummated on May 10, 2022. Consequently, Mr. Kalichava is now able to unilaterally control the election of our board of directors, all matters upon which shareholder approval is required, and, ultimately, the direction of our Company.

In addition, on May 10, 2022, Georgii Salbiev submitted his resignation from all executive officer positions with the Company, including President, Treasurer, Director and Secretary effective immediately.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As of May 10, 2022, Georgii Salbiev (age 27), the President, Treasurer, Director and Secretary of ANKAM INC. (the “Company”), is no longer holding the positions. Mr. Salbiev’s decision to resign is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices. The Board of the Company appointed Bakur Kalichava (age 28) as the President, Treasurer, Director and Secretary, effective on May 10, 2022.

Background

Mr. Kalichava holds a Bachelor’s degree in Economics and Business in Ivane Javakhishvili Tbilisi State University. Prior to engaging as a Director of the Company, from 2019, Mr. Kalichava has been working with Geo Trade LTD, a Georgian company. The company's main activities include the development of specialized and heavy equipment imports in Georgia. At the same time, Mr. Kalichava commenced his career in operations management and software functional testing.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized at 7a Mamed Abashidze St, Tbilisi, Georgia on May 10, 2022.

Ankam

By: /s/ Georgii Salbiev

Georgii Salbiev

Title: President, Secretary, Treasurer, Director, Chief Executive Officer (Principal Executive Officer) and Chief Financial Officer (Principal Financial and Accounting Officer)

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated, on May 10, 2021.

Ankam

By: /s/ Georgii Salbiev

Title: President, Secretary, Treasurer, Director, Chief Executive Officer (Principal Executive Officer) and Chief Financial Officer (Principal Financial and Accounting Officer)